UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2021

Date of Report (Date of earliest event reported)

AEGION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35328 (Commission File Number)	45-3117900 (I.R.S. Employer Identification No.)
17988 Edison Avenue Chesterfield, Missouri (Address of Principal Executive Offices)		63005 (Zip Code)
(636) 530-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, $0.01 par value	AEGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2021, Aegion Corporation, a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”), on April 1, 2021 and supplemented by the Company’s proxy supplement filed with the SEC on April 19, 2021. The final voting results regarding each proposal are set forth below. As of the close of business on March 31, 2021, the record date for the Special Meeting, there were 30,740,819 shares of Company common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, there were 25,566,713 shares of Company common stock represented in person or by proxy, which number constituted a quorum.

Proposal 1 – Approval of the Merger Proposal

At the Special Meeting, the Company’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated February 16, 2021 and amended on March 13, 2021 and April 13, 2021 (the “Merger Agreement”) among Carter Intermediate, Inc. (“Parent”), Carter Acquisition, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, pursuant to which Merger Sub will merger with and into the Company (the “Merger”), and the Company will become a wholly-owned subsidiary of Parent, and the vote was as follows:

	For	Against	Abstain
Total Shares Voted	24,202,098	1,308,976	55,639

Proposal 2 – Approval of the Executive Compensation Proposal

At the Special Meeting, the Company’s stockholders approved the proposal to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger and contemplated by the Merger Agreement, and the vote was as follows:

	For	Against	Abstain
Total Shares Voted	23,263,270	2,228,021	75,422

Proposal 3 – Approval of the Adjournment Proposal

In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement. Because there were sufficient votes represented at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, the proposal to approve one or more adjournments of the Special Meeting was moot and was not presented.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
AEGION CORPORATION.

Date: May 14, 2021	By: /s/ Mark A. Menghini
Mark A. Menghini
Executive Vice President, General Counsel and Secretary

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